UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Southern Connecticut Bancorp, Inc.
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(Exact Name of Registrant as Specified in its Charter)

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SOUTHERN CONNECTICUT BANCORP, INC.
215 Church Street
New Haven, Connecticut 06510
____________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AND PROXY STATEMENT

To Be Held on June 16, 2009
10:00 A.M.

______________________

Notice is hereby given that the Annual Meeting of Shareholders (“2009 Annual Meeting”) of Southern Connecticut Bancorp, Inc. will be held at The Quinnipiack Club, 221 Church Street, New Haven, Connecticut at 10:00 A.M. on Tuesday, June 16, 2009 for the following purposes:

(1)	To elect two directors, each for a three-year term.

(2)	To transact such other business as may be properly brought before the 2009 Annual Meeting.

The close of business on April 23, 2009 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the 2009 Annual Meeting and at any adjournments thereof.

Whether or not you expect to be present at the meeting, please mark, date, sign and return the enclosed form of proxy in the stamped and addressed envelope provided.  No postage is required.  If you desire to revoke your proxy, you may do so and vote your shares in person at the meeting.

By Order of the Board of Directors

/s/ Rosemarie A. Romano
Corporate Secretary

New Haven, Connecticut
April 30, 2009

SOUTHERN CONNECTICUT BANCORP, INC.

215 Church Street
New Haven, Connecticut 06510
_____________

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON June 16, 2009
10:00 A.M.
_____________________

INTRODUCTION

This Proxy Statement (“Proxy Statement”) is being furnished by Southern Connecticut Bancorp, Inc. (“Bancorp” or “Company”) in connection with the solicitation by Bancorp’s Board of Directors (“Board”) of proxies from holders of Bancorp’s common stock, $0.01 par value per share (“Common Stock”), to be voted at the Annual Meeting of Shareholders to be held on Tuesday, June 16, 2009 and at any adjournments thereof (“2009 Annual Meeting”).  The 2009 Annual Meeting will take place at 10:00 a.m. at The Quinnipiack Club, 221 Church Street, New Haven, Connecticut.  The approximate date on which this Proxy Statement and the enclosed proxy are first being sent or given to shareholders is April 30, 2009.  In addition to solicitation by mail, directors, officers and certain management employees of Bancorp or its subsidiaries, The Bank of Southern Connecticut (“Bank”) and SCB Capital, Inc. (“SCB”), may solicit by telephone or in person the return of signed proxies from shareholders without additional remuneration therefor.  All expenses associated with the solicitation of proxies will be borne by Bancorp.

Any proxy given by a shareholder may be revoked at any time before its exercise, and any shareholder who executes and returns a proxy and who attends the 2009 Annual Meeting may withdraw the proxy at any time before it is voted and vote his or her shares in person.  A proxy may be revoked by giving notice to the Corporate Secretary of Bancorp in writing (at Bancorp’s address indicated above) or at the 2009 Annual Meeting prior to the taking of a vote.

Unless so revoked, your proxy will be voted in accordance with your instructions.  If you do not specify a choice, your proxy will be voted in favor of the matters set forth in the accompanying Notice of Annual Meeting of Shareholders.

The record date for determining shareholders entitled to notice of and to vote at the 2009 Annual Meeting and any adjournments thereof has been set as April 23, 2009 (“Record Date”).  As of the Record Date, there were 2,688,152 shares of Common Stock outstanding and entitled to vote at the 2009 Annual Meeting.  Each share of Common Stock is entitled to one vote on each matter submitted for a vote at the 2009 Annual Meeting.  There is no cumulative voting.

The holders of a majority of the shares of Common Stock outstanding and entitled to vote shall constitute a quorum for the transaction of business at the 2009 Annual Meeting.  Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the 2009 Annual Meeting.  Directors are elected by a plurality of votes cast, which means that the two nominees for director with the most votes will be elected whether or not such nominees receive a majority of the votes cast.

Abstentions are not counted as votes “cast” for the purpose of the election of Directors and thus have no effect on the election of Directors.  Shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter and that they have not received voting instructions from the beneficial holder of such shares, are referred to as “Broker Non-Votes.”  Because brokers have discretion under the rules of NYSE Amex to vote on the election of Directors without the receipt of instructions from the beneficial owners, there will be no Broker Non-Votes for this item.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SHAREHOLDER MEETING TO BE HELD ON JUNE 16, 2009

This proxy statement and our annual report on Form 10-K for 2008 are available at http://www.cfpproxy.com/5124.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the security ownership of Bancorp’s Common Stock as of March 31, 2009 of the nominees for election to the Board described in this Proxy Statement and of Bancorp’s, the Bank’s and SCB’s directors and named executive officers.  Except as otherwise indicated, all shares are owned directly, and the named person possesses sole voting and sole investment power with respect to all such shares.  No shares are pledged as collateral.  Shares not outstanding but deemed beneficially owned because a person or member of a group has a right to acquire them within 60 days after March 31, 2009 are treated as outstanding only when determining the amount and percent owned by such person or group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Bancorp Director Nominees
Class II
Joshua H. Sandman, Ph.D., Director of Bancorp and the Bank Vice President Deitsch Plastic Co., Inc. 14 Farwell Street West Haven, CT 06516	34,338 (2)	1.27%
James S. Brownstein, Esq., Director of Bancorp, the Bank and SCB Kantrovitz & Brownstein, P.C. One Bradley Road, Suite 305 Woodbridge, CT 06525	10,448 (3)	*
Bancorp Incumbent Directors
Class I
Carl R. Borrelli, Director of Bancorp, the Bank and SCB Treasurer All-Brite Electric, Inc. 4 Industry Drive Ext. P.O. Box 26004 West Haven, CT 06516	69,694 (4)	2.57%
Alphonse F. Spadaro, Jr., Vice Chairman of Bancorp, the Bank and SCB Managing Principal Levitsky & Berney, PC 100 Bradley Road Woodbridge, CT 06525	37,776 (5)	1.40%
Class III
Elmer F. Laydon, Chairman of Bancorp, the Bank and SCB President Elmer F. Laydon Construction Corp. 69 Wheeler Street New Haven, CT 06512	182,365 (6)	6.63%

Alfred J. Ranieri, Jr., MD., Director of Bancorp and the Bank 1455 Chapel Street New Haven, CT 06511	60,828 (7)	2.24%
Non-Director Executive Officer of Bancorp and the Bank
John H. Howland President & Chief Operating Officer of Bancorp and the Bank 215 Church Street New Haven, CT 06510	36,274 (8)	1.34%
Stephen V. Ciancarelli Senior Vice President & Chief Financial Officer of Bancorp, the Bank and SCB 215 Church Street New Haven, CT 06510	3,000 (9)	*
All Bancorp directors, director nominees and the executive officers, as a group (8 persons)	434,723 (10)	15.19%

* Less than 1%.

(1)           Percentages are based on total of 2,688,152 shares of Common Stock outstanding on March 31, 2009.  For holders of options, warrants and restricted stock exercisable within 60 days after March 31, 2009, the number of shares so exercisable by each holder has been added to the denominator for purposes of calculating such shareholder’s percentage ownership.

(2)            Includes an aggregate of 8,142 shares of stock held by Mr. Sandman’s children, as well as 4,273 shares of stock held by the Sandman Family Trust, LLC, of which Mr. Sandman and his spouse are principals.  Includes 6,497 shares that may be acquired within 60 days by the exercise of warrants and 14,938 shares that may be acquired within 60 days by the exercise of options.

(3)           Includes 1,733 shares of stock that may be acquired within 60 days by the exercise of warrants.

(4)           Includes 5,967 shares of stock held by Mr. Borrelli’s spouse, 115 shares held by Mr. Borrelli’s daughter, 3,721 shares held by one of Mr. Borrelli’s sons, 1,650 shares held by another of Mr. Borrelli’s sons, and 4,986 shares held by certain of Mr. Borrelli’s grandchildren.  Includes 2,900 shares that may be acquired within 60 days by the exercise of warrants and 21,276 shares that may be acquired within 60 days by the exercise of options.

(5)           Includes 4,573 shares of stock that may be acquired within 60 days by the exercise of warrants and 14,203 shares that may be acquired within 60 days by the exercise of options.

(6)           Includes 15,039 shares of stock that may be acquired within 60 days by the exercise of warrants and 47,345 shares that may be acquired within 60 days by the exercise of options.

(7)           Includes 6,497 shares of stock that may be acquired within 60 days by the exercise of warrants and 18,538 shares that may be acquired within 60 days by the exercise of options.

(8)           Includes 20,000 shares of stock that may be acquired within 60 days by the exercise of options.

(9)           Includes 1,000 shares of stock that may be granted within 60 days by the vesting of restricted stock.

(10)          Includes 37,239 shares of stock that may be acquired within 60 days by the exercise of warrants and 136,300 shares that may be acquired within 60 days by the exercise of options.

The following table sets forth certain information concerning those persons known to Bancorp who own more than five percent of Bancorp’s Common Stock as of March 31, 2009:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
DellaCamera Capital Master Fund, Ltd. 200 Park avenue, Suite 3300 New York, NY 10166	259,400 (2)	9.65%

Wellington Management Company, LLP 75 State Street Boston, MA 10166	243,297 (3)	9.05%

Lawrence B. Seidman 100 Misty Lane Parsippany, NJ 07054	178,625 (4)	6.64%

(1) Percent of class beneficially owned is based on an aggregate of 2,688,152 shares of Bancorp’s Common Stock outstanding as of March 31, 2009.

(2) Information with respect to DellaCamera Capital Master Fund, Ltd. is derived from the Schedule 13D/A filed by DellaCamera Capital Master Fund, Ltd. (“DellaCamera”) with the SEC on June 27, 2007.  DellaCamera is a private investment fund whose investment objective is to achieve returns for investors through different market cycles while preserving investors’ capital.  DellaCamera is the direct owner of the 259,400 shares of Bancorp’s Common Stock.

(3) Information with respect to Wellington Management Company, LLP is derived from the Schedule 13G/A filed by Wellington Management Company, LLP (“Wellington”) with the SEC on February 17, 2009.  Wellington is an investment advisor which may be deemed to beneficially own the 243,297 shares of Bancorp’s Common Stock held of record by clients of Wellington, which clients are entitled to receive or have the power to direct the receipt of dividends from or the proceeds from the sale of such shares.  Wellington has shared voting power over 142,275 shares and has shared investment power over 243,297 shares.

(4) Information with respect to Lawrence B. Seidman is derived from the Schedule 13D/A filed by Lawrence B. Seidman (“Seidman”) with the SEC on March 16, 2009.  Seidman, individually, in his capacity as the sole shareholder and officer of the corporate general partner of Seidman Investment Partnership, L.P. (“SIP”), Seidman Investment Partnership II, L.P. (“SIPII”), and as the Manager of Seidman and Associates L.L.C. (“SAL”), and as the person with investment and voting authority for Broad Park Investors, L.L.C. (“Broad Park”), LSBK06-08, L.L.C. (“LSBK”), and Neal S. Axelrod (“Axelrod”), may be deemed to own beneficially 178,625 shares of Bancorp’s Common Stock.

DISCUSSION OF PROPOSALS

PROPOSAL 1.
ELECTION OF DIRECTORS

Nominees

Two Class II directors are to be elected at the 2009 Annual Meeting for a term of three years.  The Board is divided into three classes designated as Class I, Class II and Class III, with each class containing approximately the same percentage of the total, as near as may be.  The term of office of one class of directors expires at each annual meeting of Bancorp’s shareholders.  Directors serve for a term of three years and until his or her successor is elected and qualified, or until his or her earlier resignation, removal from office, death or disability.  The term of office of Class II directors who are elected at the 2009 Annual Meeting will expire at the annual meeting of shareholders in 2012; that of Class III directors will expire at the annual meeting of shareholders in 2010; and that of Class I directors will expire at the annual meeting of shareholders in 2011. A plurality of votes is required for the election of directors.  Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected.  Director nominees James S. Brownstein, Esq. and Joshua H. Sandman, Ph.D. currently are Class II directors of Bancorp and directors of the Bank. Director nominee James S. Brownstein, Esq. currently is also a director of SCB.

In the event that any nominee for director should become unavailable for election for any reason, the persons named in the proxy will consult with Bancorp’s management and use their discretion in deciding whether and how to vote the shares represented by such proxies.

Name	Age	Position And Offices With Bancorp or the Bank and Principal Occupation and Employment During the Past Five Years	Director of Bancorp Since

		NOMINEES FOR ELECTION (TO BE CLASS II DIRECTORS)
Class II

Joshua H. Sandman, Ph.D.	66	Director of Bancorp and the Bank; Vice President, Deitsch Plastics (plastic fabricating) and Professor, University of New Haven; former Director of The Bank of New Haven.	2000. To serve until 2012.
James S. Brownstein, Esq.	61	Director of Bancorp, the Bank and SCB; managing partner, Kantrovitz & Brownstein, P.C. (law firm).	Appointed February 19, 2008. To serve until 2012.

		DIRECTORS CONTINUING IN OFFICE
Class I

Carl R. Borrelli	72	Director of Bancorp, the Bank and SCB; Treasurer, All-Brite Electric, Inc.	2000. To serve until 2011.
Alphonse F. Spadaro, Jr.	67	Director and Vice Chairman of Bancorp, the Bank and SCB; managing principal of Levitsky & Berney, P.C. (public accounting firm).	2001. To serve until 2011.

Class III

Elmer F. Laydon	72	Director and Chairman of Bancorp, the Bank and SCB; President, Elmer F. Laydon Construction Corp. (building contractor); former Chairman of the Board of Directors of Shoreline Bank and Trust Company.	2000. To serve until 2010.
Alfred J. Ranieri, Jr., M.D.	66	Director of the Bancorp and the Bank; Private practice physician, New Haven, CT.	2007. To serve until 2010.

NON-DIRECTOR EXECUTIVE OFFICER
John H. Howland	44
President and Chief Operating Officer since April 2008.  Executive Vice President and Chief Administrative Officer of Bancorp and the Bank since September 2005.  Prior to September 2005, Mr. Howland spent 5 years as Director of Investment Banking with A.G. Edwards & Sons, Inc. Mr. Howland is a graduate of Bowdoin College in Maine and holds a law degree from the University of Maine.

Stephen V. Ciancarelli	54
Senior Vice President and Chief Financial Officer of Bancorp, the Bank and SCB since May 2008.  Prior to May 2008, Mr. Ciancarelli spent 5 years as Senior Vice President and Chief Financial Officer with Essex Corporation, a subsidiary of John Hancock Life Insurance Company. Mr. Ciancarelli is a graduate of L.I.U.-C.W. Post in New York and holds an M.B.A. from L.I.U.-C.W. Post in New York.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEES NOTED ABOVE.

CORPORATE GOVERNANCE

Director Independence

All of our directors except Mr. James S. Brownstein are “independent directors” as defined in Section 803A of the NYSE Amex Company Guide.

Family Relationships

There are no family relationships among members of the Board of Directors of Bancorp and the executive officers of Bancorp, the Bank or SCB.

Meetings and Committees of the Board

Bancorp has established standing nominating, audit, and compensation committees of the Board of Directors.

Nominating Committee.  The functions of the Nominating Committee include recommending qualified candidates for director positions and evaluating the performance of directors.  Except for James S. Brownstein, Esq., all of the members of the Nominating Committee in 2008 were independent as that term is defined in Section 803A of the NYSE Amex Company Guide.  The Nominating Committee acts under a written charter adopted by the Board of Directors, a copy of which is available on Bancorp’s website at www.scbancorp.com. The Nominating Committee will consider any director candidates recommended by shareholders in accordance with the procedures described on pages 16 and 17 under the heading “Shareholder Nominations and Proposals for 2010 Annual Meeting.”  The Nominating Committee seeks candidates who have demonstrated a commitment to Bancorp’s success and growth and who offer Bancorp skills and experience that are presently not represented on the Board or which augment those skills and talents that the Committee believes should be further developed.  The current nominees were recommended by the Nominating Committee.  Bancorp does not utilize any third party to identify or evaluate or assist in identifying or evaluating potential nominees.  The members of the Nominating Committee in 2008 were Elmer F. Laydon (Chair), Carl R. Borrelli, James S. Brownstein, Esq., and Alphonse F. Spadaro, Jr.  The Nominating Committee met 2 times during 2008. Effective April 21, 2009 the members of the Nominating Committee are Elmer F. Laydon (Chair), Carl R. Borrelli, and Alphonse F. Spadaro, Jr.

On January 30, 2009, Lawrence B. Seidman, in his capacity as the Manager of Seidman and Associates, L.L.C., sent a letter to Bancorp nominating Lawrence B. Seidman and Neal S. Axelrod for election to Bancorp’s Board of Directors at Bancorp’s next Annual Meeting of Shareholders.  The Nominating Committee chose not to nominate Messrs. Seidman and Axelrod for election to Bancorp’s Board of Directors at the 2009 Annual Meeting.  However, by letter dated April 7, 2009, Bancorp’s Board of Directors extended an invitation to Mr. Seidman (or a mutually acceptable designee of Mr. Seidman) to join Bancorp’s Board of Directors at any time during 2009.  Based on this invitation, Mr. Seidman withdrew his and Mr. Axelrod’s nominations for election to Bancorp’s Board of Directors at the 2009 Annual Meeting.

Audit Committee.  Bancorp’s Audit Committee oversees all internal and external audit and compliance functions.  Both the internal auditor and the external auditor report directly to the Audit Committee.  In performing its functions, the Audit Committee acts as a joint Audit Committee of Bancorp and the Bank.  All of the members of the Audit Committee are independent as that term is defined in Section 803A of the NYSE Amex Company Guide.  The Board of Directors has determined that Alphonse F. Spadaro, Jr. is an audit committee financial expert under the rules of the Securities and Exchange Commission.  The Audit Committee acts under a written charter adopted by the Board of Directors, a copy of which is available on Bancorp’s website at www.scbancorp.com.  The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this Proxy Statement on page 15.  The current members of Bancorp’s Audit Committee are Alphonse F. Spadaro, Jr. (Chair), Carl R. Borrelli, and Elmer F. Laydon.  The Audit Committee met 12 times during 2008.

Compensation Committee.  Bancorp’s Compensation Committee is responsible for determining the compensation, including salaries, bonuses and other benefits, of Bancorp’s and the Bank’s senior management.  The Compensation Committee also is responsible for determining compensation and benefits policies for the Bank.  In performing its functions, the Compensation Committee acts as a joint Compensation Committee of Bancorp, the Bank and SCB.  The Compensation Committee acts under a written charter adopted by the Board of Directors, a copy of which is available on Bancorp’s website at www.scbancorp.com. All of the members of the Compensation Committee are independent as that term is defined in Section 803A of the NYSE Amex Company Guide.  The current members of the Compensation Committee of Bancorp are Carl R. Borelli, Elmer F. Laydon, Joshua H. Sandman, Ph.D., and Alphonse F. Spadaro, Jr. The Compensation Committee met 5 times in 2008.

The Compensation Committee is appointed by the Board of Directors to discharge the Board of Directors’ responsibilities concerning compensation of Bancorp’s Directors and Officers including review and oversight of all compensation plans, policies and programs of Bancorp. The Compensation Committee functions as the Stock Committee or Stock Sub-Committee for purposes of awards under Bancorp’s stock option and stock award plans.  These committees have sole discretion in granting awards under the stock option and award plans.  The Compensation Committee consists of not less than three Directors who meet the independence requirements of the NYSE Amex, Securities Exchange Commission and any and all regulators’ requirements on independence.  In addition to independence, qualification for membership includes financial literacy and business management experience.

The Compensation Committee’s authority and responsibilities are as follow:

1.	Annually, the Compensation Committee shall determine the form and amount of Director compensation with review and comparison against peer companies of like size and operation.
2.	Annually, the Compensation Committee shall do an evaluation of all Directors as to their attendance, committee participation, and contribution to all board meetings and matters.
3.
The Compensation Committee shall have the sole authority to retain and terminate any compensation consultant or benefits consultant to be used to assist in the evaluation of Director, CEO or executive compensation and shall have sole authority to approve consultant fees and other retention terms.  The Compensation Committee shall have sole authority to set the parameters of the engagement and to receive the reports of consultants retained by them.

4.	The Compensation Committee has the authority to obtain advice and assistance from internal or external legal, accounting and other advisors as it may require.
5.
Annually, the Compensation Committee shall review and approve the corporate goals and objectives relevant to compensation of the President, and evaluate the President’s performance in light of those goals and objectives.  The Compensation Committee will determine the President’s long term incentive compensation; the Compensation Committee will consider Bancorp’s performance, relative shareholder return, peer comparisons and the awards granted to the President in past years.

6.
Annually, the Compensation Committee, based on Management’s recommendations, shall review the compensation of the executive officers and other key executives, including compensation plans, incentive plans and equity based plans and make recommendations to the Board of Directors for:

(a)	annual base salary level
(b)	annual incentive opportunity level
(c)	long term incentive opportunity level
(d)	employment agreements, severance arrangements and change-in-control agreements/provisions, and if appropriate
(e)	any special or supplemental benefits.
7.	The Compensation Committee is the designated administrator of all employee benefit plans and has the authority to make all decisions concerning the administration of the benefit plans.
8.	The Compensation Committee shall review its charter annually to make recommendations to the Board of Directors for change.
9.	The Compensation Committee shall report to the Board of Director’s at least semi annually.
10.	The Compensation Committee shall conduct a self evaluation to determine whether it is functioning effectively at least annually.
11.
The Compensation Committee shall consider methods of creating incentives for management to achieve sustained growth in earnings and shareholder value and shall make recommendations to the Board of Directors.

Bancorp’s Board of Directors met 8 times in 2008.  All current directors attended at least seventy-five percent (75%) of (i) the total number of meetings of the Board of Directors held in 2008 and (ii) the total number of meetings held by committees of the Board on which such directors served during 2008.

Attendance at the Annual Meeting. The Board of Directors encourages directors to attend the annual meeting of shareholders.  All of Bancorp’s directors attended the 2008 Annual Meeting of Shareholders.

Meetings of Non-Management Independent Directors. Members of the Board of Directors, who are independent, as that term is defined in Section 803A of the NYSE Amex Company Guide, periodically conduct meetings in executive session, without members of management or non-independent members of the Board being present, immediately following the regularly-scheduled meetings of the full Board of Directors.  Mr. Laydon, as Chairman, serves as the presiding director of such meetings.

Shareholder Communications

Bancorp does not have a formal process in place for shareholder communication to the Board.  Informally, however, any communication from a shareholder to the Board that is received by management or an individual director shall be forwarded to the Board or appropriate individual director as directed.  The Board believes this approach is reasonable in light of the number of shareholders of Bancorp at this time and the relatively small number of communications the Board expects to receive in the foreseeable future.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Bancorp’s officers and directors, and persons who own more than ten percent (10%) of Bancorp’s Common Stock, to file reports of ownership and changes in ownership of Bancorp’s Common Stock with the Securities and Exchange Commission (“SEC”).  Officers, directors and greater than ten percent (10%) beneficial owners are required by applicable regulations to furnish Bancorp with copies of all forms they file pursuant to Section 16(a).  Based upon a review of the copies of forms furnished to Bancorp, certain officers and directors did not file a Form 3 or a Form 4 on a timely basis as follows: James S. Brownstein, Esq. filed one late Form 4 report covering one transaction; Michael M. Ciaburri filed one late Form 4 report covering one transaction; Stephen V. Ciancarelli filed three late reports (a Form 3 report and two Form 4 reports) covering two transactions; John H. Howland filed one late Form 4 report covering one transaction; and Elmer F. Laydon filed two late Form 4 reports covering two transactions.  These late reports, other than Mr. Brownstein’s Form 4 report and Mr. Ciancarelli’s Form 3 report, were filed either one or two business days late because of the reporting person’s understanding that the reports were due within four business days of the reportable transaction.  The Form 3 for Mr. Ciancarelli was not filed timely because of the reporting person’s understanding that the Form 3 report was due when the individual initially acquired securities of Bancorp and not when he became an executive officer of Bancorp.  With the exception of the foregoing, Bancorp believes its officers and directors filed all forms required by Section 16(a) of the Exchange Act on a timely basis during the year ended December 31, 2008.

CODE OF ETHICS

Bancorp has adopted a Code of Ethics and Conduct that is designed to promote the highest standards of ethical conduct by Bancorp’s and the Bank’s directors, executive officers and employees.  The Code of Ethics and Conduct applies to Bancorp’s President and Chief Financial Officer and is considered to be Bancorp’s Code of Ethics in accordance with Regulations of the Securities and Exchange Commission.  The Code of Ethics and Conduct requires that Bancorp’s, the Bank’s and SCB’s directors, executive officers and employees avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in Bancorp’s, the Bank’s and SCB’s best interest.  Under the terms of the Code of Ethics and Conduct, directors, executive officers, and employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code.  The Code of Ethics and Conduct is available on Bancorp’s website at www.scbancorp.com. Amendments to or waivers from the Code of Ethics and Conduct will be discussed in Form 8-Ks filed by Bancorp and accessible on Bancorp’s website.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year Ended	Salary		Bonus ($)	Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)(1)
Michael M. Ciaburri (2)	2008	$ 355,424	(3)	$ -	$ -		$ -	$ -	$ -	$ 920	(4)	$ 356,344
Former President and CEO	2007	$ 175,894		$ 750	$ 22,350	(5)	$ -	$ -	$ -	$ 17,104	(6)	$ 216,098
of Bancorp and the Bank

John H. Howland (7)	2008	$ 194,077		$13,250	$ 15,000	(8)	$ -	$ -	$ -	$ 298	(9)	$ 222,625
President & Chief Operating	2007	$ 140,000		$25,750	$ -		$ -	$ -	$ -	$ 277	(9)	$ 166,027
Officer
of Bancorp and the Bank

Stephen V. Ciancarelli	2008	$ 101,192		$ 750	$ -		$ -	$ -	$ -	$ 6,207	(10)	$ 108,149
Senior Vice President and CFO
of Bancorp and the Bank

(1)    No other executive officer of Bancorp earned over $100,000 during the 2008 fiscal year.

(2)           Michael M. Ciaburri previously served as President and CEO of Bancorp and the Bank until he resigned effective April 3, 2008.

(3)           Includes salary of $55,424 and severance payment of $300,000 paid during 2008.

(4)             Represents the dollar value of the use of an automobile provided by Bancorp of $770; and group term life insurance premiums paid by the Bank of $150.

(5)           Includes the value of 3,000 shares of common stock held by Michael M. Ciaburri which vested on December 31, 2007.  The market price of the common stock of Bancorp on December 31, 2007 was $7.45.

(6)           Represents the dollar value of the use of an automobile provided by Bancorp, including insurance and taxes paid thereon, of $16,654; and group term life insurance premiums paid by the Bank of $450.

(7)           Mr. Howland was promoted to President effective April 3, 2008.

(8)           Represents the dollar value of 3,000 shares of common stock held by John H. Howland which vested on December 31, 2008. The market price of the common stock of Bancorp on December 31, 2007 was $5.00.

(9)            Represents the dollar value of group term life insurance premiums paid by the Bank.

(10)           Represents the dollar value of travel and lodging expenses totaling $6,000 and group term life insurance premiums paid by the Bank of $207.

The Summary Compensation Table summarizes the total compensation paid for the fiscal year ended December 31, 2008 and 2007 to our named executive officers.

Employment and Change in Control Agreements

On February 8, 2008, the Company and its subsidiary, the Bank, entered into an employment agreement with John H. Howland effective January 1, 2008 (the “Howland Agreement”).  The following description of the Howland Agreement is a summary of its material terms and does not purport to be complete, and is qualified in its entirety by reference to the Howland Agreement which is filed as Exhibit 10.1 to the Company’s report filed on Form 8-K on February 8, 2008.

Under the Howland Agreement, Mr. Howland will serve as the Executive Vice President and Chief Operating Officer of the Company through December 31, 2009, unless the Company terminates the Howland Agreement earlier under the terms of the Howland Agreement.  Mr. Howland will receive an annual base salary of $180,000 from January 1, 2008 to December 31, 2008 and $200,000 for the calendar year 2009.  Mr. Howland will be eligible for salary increases and other merit bonuses at the discretion of the Company’s board of directors.

Mr. Howland also receives 6,000 shares of restricted stock, 50% of which vested on December 31, 2008 and 50% of which will vest on December 31, 2009.  Mr. Howland will be provided with health and life insurance, will be reimbursed for certain business expenses, and will be eligible to participate in the profit sharing or 401(k) plan of the Company (or its subsidiary).

If Mr. Howland’s employment is terminated as a result of a “Business Combination” (as defined in the Howland Agreement), Mr. Howland will, subject to certain conditions, be entitled to receive a lump sum payment in an amount equal to two times the total of the Employee's then current base annual salary plus the amount of any bonus for the prior calendar year in the event that the employee is not offered a position with the remaining entity at his then current base annual salary.  Mr. Howland will also be entitled to a continuation of benefits under the Howland Agreement for the balance of the unexpired term of his employment, which will be paid at his option as a lump sum payment or ratably over the balance of the unexpired term.

If Mr. Howland’s employment is terminated for any reason (other than for cause, or as the result of his death or disability), he will be entitled to a continuation of benefits under the Howland Agreement for the balance of the unexpired term of his employment, which will be paid at his option as a lump sum payment or ratably over the balance of the unexpired term.

On May 5, 2008, the Company and its subsidiary, the Bank, entered into an employment agreement with Stephen V. Ciancarelli effective May 5, 2008 (the “Ciancarelli Agreement”).  The following description of the Ciancarelli Agreement is a summary of its material terms and does not purport to be complete, and is qualified in its entirety by reference to the Ciancarelli Agreement which is filed as Exhibit 10.2 to the Company’s report filed on Form 8-K on May 9, 2008.

Under the Ciancarelli Agreement, Mr. Ciancarelli will serve as the Senior Vice President and Chief Financial Officer of the Company through May 4, 2010, unless the Company terminates the Ciancarelli Agreement earlier under the terms of the Ciancarelli Agreement.  Mr. Ciancarelli will receive an annual base salary of $150,000 from May 5, 2008 to May 4, 2009 and $165,000 from May 5, 2009 through May 4, 2010.  Mr. Ciancarelli will be eligible for salary increases and other merit bonuses at the discretion of the Company’s board of directors.

Mr. Ciancarelli will receive 3,000 shares of restricted stock that will vest 33 1/3% on May 5, 2009, 33 1/3% on May 5, 2010 and 33 1/3% on May 5, 2011.  Mr. Ciancarelli will be provided with health and life insurance, will be reimbursed for certain business expenses, and will be eligible to participate in the profit sharing or 401(k) plan of the Company (or its subsidiary).

If Mr. Ciancarelli’s employment is terminated as a result of a “Business Combination” (as defined in the Ciancarelli Agreement), Mr. Ciancarelli will, subject to certain conditions, be entitled to receive a lump sum payment in an amount equal to two times the total of the Employee's then current base annual salary plus the amount of any bonus for the prior calendar year in the event that the employee is not offered a position with the remaining entity at his then current base annual salary.  Mr. Ciancarelli will also be entitled to a continuation of benefits under the Ciancarelli Agreement for the balance of the unexpired term of his employment, which will be paid at his option as a lump sum payment or ratably over the balance of the unexpired term.

If Mr. Ciancarelli’s employment is terminated for any reason (other than for cause, or as the result of his death or disability), he will be entitled to a continuation of benefits under the Agreement for the balance of the unexpired term of his employment, which will be paid at his option as a lump sum payment or ratably over the balance of the unexpired term.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table sets forth information concerning outstanding stock options as of December 31, 2008 held by the Named Executive Officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Exercise Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)
John H. Howland	20,000	-	-	$ 7.81	9/7/2015	3,000	$ 15,000	-	$ -

Stephen V. Ciancarelli	-	-	-	$ -	-	3,000	$ 15,000	-	$ -

The 2005 Stock Option and Award Plan

Bancorp adopted the Southern Connecticut Bancorp, Inc. 2005 Stock Option and Award Plan (the “2005 Stock Plan”).  The purpose of the 2005 Stock Plan is to provide equity-based incentives to employees, officers and directors of Bancorp in order to attract them to, give them a proprietary interest in, and encourage them to remain in the employ or service of Bancorp.  An aggregate of 150,000 shares of Bancorp’s Common Stock is reserved for issuance upon the exercise of both incentive stock options and nonqualified stock options granted by Bancorp under the 2005 Stock Plan.  All eligible employees and directors of Bancorp or any subsidiary of Bancorp, including the Bank, are eligible to receive options under the 2005 Stock Plan.  The exercise price for each share for an incentive stock option may not be less than the fair market value of a share of Bancorp’s Common Stock on the date of grant.  Although the Plan does not prescribe a minimum option price for non-qualified stock options, it is the current intention of the Compensation Committee to grant non-qualified stock options at or above fair market value of a share of Bancorp’s Common Stock on the date of grant.  Options under the 2005 Stock Plan have a term of 10 years unless otherwise determined at the time of grant.

Pursuant to the employment agreement entered into on February 8, 2008 with President John H. Howland, he receives 6,000 shares of restricted stock, 50% of which vested on December 31, 2008 and 50% of which will vest on December 31, 2009, pursuant to this plan.

Pursuant to the employment agreement entered into on May 5, 2008 with Senior Vice President and Chief Financial Officer Stephen V. Ciancarelli, he will receive 3,000 shares of restricted stock that will vest in installments of 33 1/3%, 33 1/3% and 33 1/3% on December 31, 2009, 2010 and 2011, respectively, pursuant to this plan.

The Compensation Committee has broad authority under the 2005 Stock Plan with respect to awards granted under the 2005 Stock Plan, including, without limitation, the authority to:

•	authorize the granting of shares of common stock or options under the 2005 Stock Plan;

•	determine and designate the employees and directors of Bancorp to receive awards under the 2005 Stock Plan;

•	determine the type, number, price, vesting requirements and other features and conditions of individual stock awards and options under the 2005 Stock Plan; and

•	interpret the 2005 Stock Plan and the various written agreements made in connection with grants of shares of common stock or options thereunder.

The 2002 Stock Option Plan

Bancorp adopted the Southern Connecticut Bancorp, Inc. 2002 Stock Option Plan (the “2002 Plan”).  The purpose of the 2002 Plan is to attract and retain the continued services of employees and directors of Bancorp and the Bank, encourage employees and directors to obtain or increase their stock ownership in Bancorp, and provide incentive compensation programs competitive with those of other similarly situated companies.  An aggregate of 383,250 shares of Bancorp’s Common Stock were reserved for issuance upon the exercise of both incentive stock options and nonqualified stock options granted by Bancorp under the 2002 Plan, which number has been adjusted to reflect a 10% stock dividend declared in January 2004 and a 5% dividend declared in April 2005.  All eligible employees and directors of Bancorp or any subsidiary of Bancorp, including the Bank, are eligible to receive options under the 2002 Plan.  The exercise price for each share covered by an option may not be less than the fair market value of a share of Bancorp’s Common Stock on the date of grant.  Options under the 2002 Plan have a term of 10 years unless otherwise determined at the time of grant.  On December 22, 2005, the Compensation Committee of the Board of Directors approved the acceleration of all unvested options outstanding as of December 31, 2005, granted under the 2002 Plan.  Pursuant to this acceleration of all unvested options, options to purchase 197,571 shares of Bancorp’s Common Stock became immediately exercisable as of December 31, 2005.

The 2001 Stock Option Plan

Bancorp adopted the Southern Connecticut Bancorp, Inc. 2001 Stock Option Plan (the “Option Plan”) in 2001 and it was approved by the sole shareholder of Bancorp in 2001.  Under the Option Plan, an aggregate of 90,000 shares of Bancorp’s Common Stock was reserved for issuance upon the exercise of options granted under the Option Plan.  The Compensation Committee of the Board administers the Option Plan.  The Board voted to terminate the Option Plan, except for outstanding options previously granted under that Option Plan, effective as of May 15, 2002.

Warrant Plans

Bancorp’s Warrant Plans are described under the heading “Equity Compensation Plan Information” below.

DIRECTOR COMPENSATION

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Carl R. Borrelli	$35,300	$-	$-	$-	$-	$-	$35,300
James S. Brownstein	18,500	-	-	-	-	-	18,500
Elmer F. Laydon	54,700	-	-	-	-	-	54,700
Alfred J. Ranieri, Jr., MD	13,100	-	-	-	-	-	13,100
Joshua H. Sandman	14,400	-	-	-	-	-	14,400
Alphonse F. Spadaro, Jr.	42,200	-	-	-	-	-	42,200

Directors of Bancorp and the Bank, who are not employees of Bancorp or the Bank receive compensation in cash as follows: the Chairman and Vice Chairman on the Bancorp Board received $800 and $600 per month, respectively; each director received $400 for each board meeting attended, $500 for each board committee meeting chaired, and $300 for each board committee meeting attended. As of July 1, 2008, each director received $500 for each executive committee meeting attended.  Directors who sit on the Bancorp and Bank boards are compensated for only one meeting where a meeting of both boards or more than one committee is held jointly.   Directors of SCB Capital, who are not employees of Bancorp, SCB Capital, Inc. or the Bank, receive no compensation for SCB Capital board or SCB Capital committee meetings attended.

As of December 31, 2008, non-employee directors have the following stock warrants and option awards outstanding:

Name	Stock Warrant Awards (#)	Option Awards (#)
Carl R. Borrelli	2,900	21,276
James S. Brownstein	1,733	-
Elmer F. Laydon	15,039	47,345
Alfred J. Ranieri, Jr., MD	6,497	18,538
Joshua H. Sandman	6,497	14,938
Alphonse F. Spadaro, Jr.	4,573	14,203

The Bancorp maintains directors’ and officers’ liability insurance and Bancorp’s by-laws provide for mandatory indemnification of directors and officers to the fullest extent permitted by Connecticut law.  In addition, Bancorp’s certificate of incorporation limits the liability of directors to Bancorp or its shareholders for breaches of directors’ fiduciary duties to the fullest extent permitted by Connecticut law.

Equity Compensation Plan Information

The following schedule provides information with respect to the compensation plans (including individual compensation arrangements) under which equity securities of Bancorp are authorized for issuance as of December 31, 2008:

Plan Category	Number of securities to	Weighted-average	Number of securities
	be issued upon exercise	exercise price of	remaining available for
	of outstanding options,	outstanding options,	future issuance under
	warrants and rights	warrants and rights	equity compensation
	(a)	(b)	plans (excluding
			securities reflected in
			column (a))

Equity Compensation Plans	202,763	$7.79	257,249
approved by security
holders

Equity Compensation Plan	77,184	$10.39	0
not approved by security
holders (1)

Total	279,947	$8.51	257,249

(1)           Bancorp adopted a 2001 Warrant Plan and 2001 Supplemental Warrant Plan (collectively, the “Warrant Plans”) on April 11, 2001 and October 16, 2001.  Under the Warrant Plans, each director of Bancorp, other than Mr. Joseph V. Ciaburri, and each director of the Bank who was not a director of Bancorp, as of the initial public offering of Bancorp in July 2001, received a warrant to purchase one share of Bancorp Common Stock for each four shares purchased in the offering by such director or members of such director’s immediate family.  Under the 2001 Supplemental Warrant Plan, certain organizers of Bancorp who are not directors, officers or employees of Bancorp or the Bank but who made contributions to Bancorp or the Bank received a warrant to purchase one share of Bancorp Common Stock for each five shares purchased in the offering by such person or member of such person’s immediate family.  The warrants have a term of ten years.  The exercise price of the warrants is $10.39, the price at which Bancorp’s Common Stock was sold in the initial public offering, as adjusted for the January 2004 10% stock dividend and the April 2005 5% stock dividend. They became exercisable as to 40%, 30% and 30% of the shares covered thereby on the first, second and third anniversary of the closing of the initial public offering of Bancorp, respectively, and are accordingly all fully vested at this time.

REPORT BY THE AUDIT COMMITTEE

The Board, in its business judgment, has determined that each of the members of the Audit Committee is independent, in accordance with the applicable listing standards of the NYSE Amex.

In performing its function, the Audit Committee has:

•
reviewed and discussed the audited financial statements of Bancorp as of and for the year ended December 31, 2008 with management and with McGladrey & Pullen, LLP, Bancorp’s independent auditors for the year ended December 31, 2008;

•	discussed with Bancorp’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as currently in effect; and

•
received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and discussed with the independent auditors the independent auditors’ independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that Bancorp’s audited financial statements be included in its Annual Report on for the year ended December 31, 2008 for filing with the SEC.

THE 2008 AUDIT COMMITTEE

Alphonse F. Spadaro, Jr. (Chair)
Carl R. Borrelli
Elmer F. Laydon

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In the normal course of business, the Bank and SCB may grant loans to executive officers, directors, and members of their immediate families and to entities in which these individuals have more than ten percent (10%) equity ownership.  As of December 31, 2008, the total amount of loans outstanding to officers and directors was $798,574.  In the opinion of the Board of Directors, all such loans were made in the ordinary course of business of the Bank and SCB on substantially the same terms, including interest rates and collateral requirements, as those then prevailing for comparable transactions with other persons not related to the Bank and SCB and do not involve more than the normal risk of collectability or present other unfavorable features.  The Bank has in place policies and procedures for identifying and handling transactions with related persons.

In the normal course of business, the Company and Bank retained the law firm of Kantrovitz & Brownstein, P.C. for legal services in 2008. James S. Brownstein, Esq., a director of Bancorp, the Bank and SCB, is the managing partner of Kantrovitz & Brownstein, P.C. The Bancorp and Bank paid legal fees to Kantrovitz & Brownstein, P.C. of $130,704 for 2008. In the opinion of the Board of Directors, the billing rates charged by Kantrovitz & Brownstein, P.C. for legal services are comparable to billing rates charged by other law firms not related to the Company and Bank that perform legal services for the Company and Bank.

Information regarding transactions involving related persons is assessed by independent directors of the entity considering the loan. Related persons include directors and executive officers as well as immediate family members of directors and officers. If the independent directors approve or ratify a material transaction involving a related person, then the transaction would be disclosed in accordance with the SEC rules. If the related person is a director, or a family member of a director, then that director would not participate in those discussions.

INDEPENDENT ACCOUNTANTS

The firm of McGladrey & Pullen, LLP served as Bancorp’s independent accountants for the year ended December 31, 2008. Such firm has served as Bancorp’s independent accountants since its organization and is considered to be well-qualified.  Bancorp has been advised by McGladrey & Pullen, LLP that it has neither a direct financial interest nor any material indirect financial interest in Bancorp other than that arising from the firm’s employment as independent accountants.

Representatives of McGladrey & Pullen, LLP will be present at the 2009 Annual Meeting and will be provided the opportunity to make a statement and to respond to appropriate questions which may be asked by shareholders.

McGladrey & Pullen, LLP performs both audit and non-audit professional services for and on behalf of Bancorp.  During 2008, the audit services included an audit of the consolidated financial statements of Bancorp and a review of certain filings with the SEC.  All professional services rendered by McGladrey & Pullen, LLP during 2008 were furnished at customary rates and terms.

The following table sets forth information regarding the aggregate fees for services rendered by McGladrey & Pullen, LLP for the fiscal years ended December 31, 2008 and 2007, respectively:

	2008	2007
Audit fees	$ 139,609	$ 149,806
Audit Related Fees	NONE	NONE
Tax fees	10,900	10,825
All Other fees	2,733	NONE

Audit fees consist of fees for professional services rendered for the audit of the consolidated financial statements, review of financial statements included in quarterly reports on Form 10-Q in 2008 and Form 10-QSB in 2007, and services connected with statutory and regulatory filings or engagements.  Audit related fees are principally for consultations on various accounting and reporting matters.  Tax service fees consist of fees for tax return preparation for Bancorp.

The Audit Committee has established policies and procedures for the engagement of the independent auditor to provide non-audit services, including a requirement for approval in advance of all non-audit services to be provided by the independent auditor.  To ensure that this does not restrict access to the independent accountant by management on matters where the advice and consultation of the independent auditor is sought by management and such advice or consultation, in the opinion of management, cannot practically be delayed pending preapproval by the audit committee, the committee authorizes management to use their judgment and retain the independent accountant for such matters and consider such services to be preapproved provided the estimated cost of such services does not exceed 5% of the annual fees paid to the independent accountant and such services are formally approved by the audit committee at its next meeting.

As of April 22, 2009, the Audit Committee of the Board has not received an engagement letter from its current independent accountants, McGladrey & Pullen, LLP, to audit the books, records and accounts of the Bancorp for the year ending December 31, 2009.  Accordingly, the Audit Committee of the Board has not yet selected independent accountants to audit the books, records and accounts of the Bancorp for the year ending December 31, 2009.

SHAREHOLDER NOMINATIONS AND PROPOSALS FOR 2010 ANNUAL MEETING

It is the policy of the Nominating Committee of the Board of Directors to consider director candidates who appear to be qualified to serve on Bancorp’s Board of Directors and who are recommended by shareholders, using the same general criteria and in the same manner as candidates recruited by the Nominating Committee or recommended by board members.  The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board of Directors.  To avoid the unnecessary use of the Nominating Committee’s resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Shareholders may make nominations of individuals for election to the Board at Bancorp’s Annual Meeting of Shareholders in 2010 (“2010 Annual Meeting”).  Such nominations shall be made in writing and shall be delivered or mailed and received by the Corporate Secretary of Bancorp not less than 60 or more than 90 calendar days prior to Bancorp’s 2010 Annual Meeting, which is expected to be held on June 22, 2010.

Such written nominations shall contain the following information, to the extent known to the nominating shareholder:  (1) the name, age, business and residence address of each proposed nominee; (2) the principal occupation or employment of each proposed nominee; (3) the total number of shares of Common Stock of Bancorp that are beneficially owned by each proposed nominee; (4) the name and address of the nominating shareholder; (5) the total number of shares of Common Stock of Bancorp owned by the nominating shareholder; (6) a representation that the shareholder is a holder of record of stock of

Bancorp entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and (7) a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholders.  Nominations by beneficial owners of Bancorp Common Stock who are not record holders must be accompanied by evidence satisfactory to the Corporate Secretary of Bancorp showing that such nominating persons are entitled to act with respect to such shares.  Nominations that are not made in accordance with these procedures may be disregarded by the Chairperson of the meeting, in his or her discretion, and upon his or her instructions, the vote tellers may disregard all votes cast for such nominee.

Any proposal intended to be presented by a shareholder at Bancorp’s 2010 Annual Meeting which is not a nomination to the Board must be presented to Bancorp in writing, and must be delivered to the Corporate Secretary of Bancorp not less than 60 nor more than 90 calendar days prior to Bancorp’s 2010 Annual Meeting, which is expected to be held on June 22, 2010.  Such notice shall include:  (1) a brief description of the business desired to be brought before the Bancorp’s Annual Meeting and the reasons for conducting such business at such meeting; (2) the name and address, as they appear on Bancorp’s records, of the shareholder proposing such business; (3) the number of shares of Common Stock which are beneficially owned by the shareholder; and (4) any material interest of the shareholder in such business.  Such proposals must comply with SEC Rule 14a-8.  As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

Bancorp must receive proposals that shareholders seek to include in the proxy statement for the 2010 Annual Meeting no later than December 28, 2009.  If the 2010 Annual Meeting is held on a date more than 30 calendar days from June 22, 2010, a shareholder proposal must be received by a reasonable time before Bancorp begins to print and mail its proxy solicitation for such annual meeting.  Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

            Pursuant to Rule 14a-4(c) of the Exchange Act, if a shareholder who intends to present a proposal at Bancorp’s 2010 Annual Meeting does not notify us of such proposal on or prior to March 12, 2010, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the 2010 Annual Meeting, even though there is no discussion of the proposal in the proxy statement.

Nominations and proposals should be addressed to Rosemarie A. Romano, Corporate Secretary, Southern Connecticut Bancorp, Inc., 215 Church Street, New Haven, Connecticut 06510.  It is suggested that such nominations and proposals be sent by Certified Mail-Return Receipt Requested.

OTHER MATTERS

As of the date of this Proxy Statement, the Board knows of no other matters to be voted upon at the 2009 Annual Meeting.  Because Bancorp did not receive advance notice of any shareholder proposal in accordance with the time limit specified in Rule 14a-4(c) under the Exchange Act, it will have discretionary authority to vote on any shareholder proposal presented at the 2009 Annual Meeting.  If any other matters properly come before the 2009 Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters.

ANNUAL REPORT ON FORM 10-K

BANCORP IS MAILING TO EACH PERSON ENTITLED TO VOTE AT THE 2009 ANNUAL MEETING A COPY OF ITS ANNUAL REPORT ON FORM 10-K, FOR THE YEAR ENDED DECEMBER 31, 2008, INCLUDING THE FINANCIAL STATEMENTS, ALONG WITH THIS PROXY STATEMENT AND THE ENCLOSED PROXY, ON OR ABOUT APRIL 30, 2009.  UPON THE REQUEST OF ANY PERSON WHOSE PROXY IS BEING SOLICITED HEREBY, BANCORP WILL PROVIDE ADDITIONAL COPIES OF THE FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND EXHIBITS THERETO.  SUCH REQUESTS MAY BE MADE BY CALLING US AT (203) 782-1100 OR BY WRITING TO US AT 215 CHURCH STREET, NEW HAVEN, CONNECTICUT 06510, ATTN.: ROSEMARIE A. ROMANO, CORPORATE SECRETARY.  SHAREHOLDERS SHARING AN ADDRESS WHO ARE RECEIVING MULTIPLE COPIES OF BANCORP’S ANNUAL REPORT AND PROXY STATEMENT AND WHO WISH TO RECEIVE ONLY ONE COPY OF THESE MATERIALS AT THEIR ADDRESS CAN SO REQUEST BY CONTACTING US AT THE SAME TELEPHONE NUMBER AND ADDRESS.

By Order of the Board of Directors /s/ John H. Howland John H. Howland President and Chief Operating Officer
New Haven, Connecticut
April 30, 2009

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY SOUTHERN CONNECTICUT BANCORP, INC.
			For	With- hold	For All Except
PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 16, 2009		1. Election of directors. Proposal to elect	[ ]	[ ]	[ ]
James S. Brownstein, Esq. (Class II) Joshua H. Sandman, Ph.D. (Class II)

The undersigned hereby appoints Alphonse F. Spadaro, Jr. and Janette J. Parker as proxies for the undersigned with full powers of substitution to vote all shares of the Common Stock, par value $0.01 (the “Common Stock”), of Southern Connecticut Bancorp, Inc. (“Bancorp”) which the undersigned may be entitled to vote at the Annual Meeting of Shareholders
(“2009 Annual Meeting”) of Bancorp to be held at The Quinnipiack Club, 221 Church Street, New Haven, Connecticut 06510, at 10:00 A.M., on June 16, 2009 or any adjournment thereof as follows:

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

In their discretion the proxies are authorized to vote upon such other business as may properly come before the 2009 Annual Meeting, or any adjournment thereof.

The undersigned acknowledges receipt of the Notice of the 2009 Annual Meeting, the Proxy Statement and Bancorp’s annual report on Form 10-K.

		PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING.		->	[ ]
Please be sure to date and sign this proxy card in the box below.	Date

Sign above

^ Detach above card, sign, date and mail in postage paid envelope provided. ^

SOUTHERN CONNECTICUT BANCORP, INC.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian or for a corporation, please give your full title as such. If shares are owned jointly, both owners should sign.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.
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